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                                                                    Exhibit 99.4

                                CHANGE OF CONTROL

                               SEVERANCE AGREEMENT



         This Change of Control Severance Agreement is entered into by and between Capital Bank and Trust Company, a Tennessee state-chartered bank, with principal offices in Nashville, Tennessee (the "Bank") and Capital Bancorp, Inc., a Tennessee corporation, with principal offices in Nashville, Tennessee (the "Holding Company") (the Bank and the Holding Company are sometimes collectively referred to herein as the "Employer") and Sally P. Kimble, an individual resident of the State of Tennessee ("Employee") as of the 10th day of July, 2006.

                                   WITNESSETH:

         WHEREAS, the Employer has determined that it is in the best interest of the Employer to secure the continued employment of the Employee; and

         WHEREAS, the Employee is concerned that a Change of Control of the Employer could impact the continued employment of the Employee; and

         WHEREAS, the Employer believes that it is imperative to reduce the potential distraction to the Employee of the personal uncertainties as well as job and financial risks that can arise during and/or after a Change of Control and desires to encourage the Employee to apply full attention and dedication to the Employer in the event of a possible Change of Control;

         NOW, THEREFORE, for and in consideration of the recitals stated above, the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITION OF "CHANGE OF CONTROL"

         "Change of Control" of the Bank or the Holding Company shall be deemed to have occurred if and when, with or without the approval of the Board of the Bank or the Board of the Holding Company incumbent prior to the occurrence: (1) more than 35% of the outstanding securities entitled to vote in an election of Directors of the Bank or the Holding Company shall be acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended); or (2) as the result of a tender offer, merger, consolidation, sale of assets or contested election or any combination of such transactions, the persons who were directors of the Bank or the Holding Company immediately before the transaction shall cease to constitute a majority of the Board of the Bank or Holding Company, respectively.

         So long as the Bank is owned by a holding company, the interpretation of this Change of Control definition shall be in accordance with Regulation Y of the Board of Governors of the Federal Reserve System ("FRB") and other applicable FRB rules, regulations and interpretations as in effect from time to time. If the Bank is no longer owned by a holding company, the interpretation of this Change of Control definition shall be in accordance with the change in bank control regulations and other applicable rules, regulations and interpretations of the Federal Deposit Insurance Corporation as in effect from time to time. In addition, a Change of Control




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shall be deemed to have occurred upon any merger, consolidation or reorganization to which the Bank or the Holding Company is a party, but is not a surviving entity; or upon the sale of all or substantially all of the assets of the Bank or the Holding Company.

         The intent of this Change of Control provision is to provide protection for the Employee against changes in control and ownership, the Employee having agreed to be employed by the Bank or Holding Company and having stated her desire to be protected against changes in control.

         2. DEFINITION OF A TRIGGERING EVENT UPON A CHANGE OF CONTROL

         The Employee is entitled to certain compensation if a "Triggering Event" occurs within six (6) months before or after a Change of Control. A "Triggering Event" is (i) an involuntary termination of Employee's employment by the Employer, other than for Cause, or (ii) a voluntary termination of employment by the Employee for good reason, in each case as defined below:

                  A. Involuntary Termination by the Employer, Other Than for Cause.

         Involuntary termination by the Employer, other than for cause, within six (6) months before or after a Change of Control is defined as a decision by the Employer to terminate Employee's employment except if either (i) the termination is due to the death of the Employee, or (ii) the Board of the Bank or the Holding Company determines that such termination is for "Cause."

         "Cause" shall be defined as:

                  (i) deliberate falsification by Employee of any records or reports, or any material act of self-dealing between Bank and the Employee which is not disclosed in full to, and approved by, the Bank;

                  (ii) fraud on the part of the Employee against the Bank or any subsidiary or affiliate; and/or theft, embezzlement or misappropriation by Employee of any funds of the Bank, or conviction of any felony;

                  (iii) deliberate breach of a Bank policy the result of which is to materially damage or threaten the Bank and/or the Board of the Bank, including the execution of any document transferring, or creating any material liens or encumbrances on, any material property of the Bank, not in the ordinary course of business, without authorization of the Bank's executive Committee or the Board of the Bank; and/or

                  (iv) disability, which shall mean the substantial mental or physical disability of the Employee for a period of more than six full, consecutive calendar months or more than seven full calendar months in any twelve consecutive month period.

         No act or omission shall constitute "cause" unless the Employer first provides Employee with notice in writing specifying such cause with reasonable particularity.


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                  B. Voluntary Termination by the Employee for Good Reason

         Voluntary termination of employment by the Employee for good reason means the termination of employment by the Employee within six (6) months before or after a Change of Control for "good reason." The term "good reason" for these purposes shall mean:

                  (i) The Bank or the Holding Company attempts to reassign the Employee to an office in a geographic area outside of Davidson County, Tennessee, and the counties adjacent to Davidson County, which is not cured before the expiration of thirty (30) calendar days after written notice from Employee demanding such cure; or

                  (ii) The Bank or the Holding Company or any other part of the Employer persists, for a period of thirty (30) calendar days after the written notice from Employee describing in reasonable detail the matter as to which she is complaining, in any attempt to require Employee to perform (or omit to perform) any act or engage (or omit to engage) in any conduct that would constitute illegal conduct or omission; or

                  (iii) The Bank or the Holding Company attempts to reduce Employee's base salary and such reduction is not cured before the expiration of thirty (30) calendar days after written notice from Employee demanding such cure.

         3. COMPENSATION UPON A TRIGGERING EVENT

         Upon a Triggering Event as described in Section 2, the Employee shall be eligible to receive the following:

                  A. A lump sum payment, in cash, without discount, on or before the thirtieth (30th) day following the termination, in an amount equal to the base salary paid by the Employer to the Employee for the six months immediately prior to the termination.

                  B. The Employee shall not be required to mitigate the amount of any payment or other benefit provided under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided under this Agreement be reduced by any compensation earned from or other benefit provided by any other employer of the Employee following the date of termination or otherwise.

                  C. All options granted to the Employee shall become fully vested and subject to immediate exercise by the Employee, notwithstanding any vesting schedule or other provision of any option agreement, and the Employee shall have 90 days after the date of termination to exercise all options.

         4. MISCELLANEOUS

                  A. WITHHOLDING. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Employer hereunder to the Employee shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Employer may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Employer may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to the withheld in respect of any and all such payments.


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                  B. NOTICES.  All notices, requests, demands and other
communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below of to such changed address as the addressee may have given by a similar notice:

                  To the Employer:    Capital Bank and Trust Company
                                      Attn: Chief Executive Officer
                                      1820 West End Avenue
                                      Nashville, Tennessee 37203

                  To the Employee:    Sally P. Kimble

                                      ___________________________

                                      ___________________________

                                      ___________________________



                  C. SUCCESSORS; BINDING AGREEMENT. The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer, by agreement in the form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall constitute an involuntary termination by the Employer, without "cause" for the purposes of section 2(a). For purposes of this Agreement, "Employer" shall mean the Bank and Holding Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 5C, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                  This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisee and legatees. If the Employee should die while any amount would still be payable to her hereunder if she had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to her devisee, legatee or other designee, or if there be no such designee, to the Employee's estate.

                  D. MODIFICATION, WAIVER OR DISCHARGE. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Employee and an authorized representative of the Employer. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way limit the right, duties or obligations that the Employee or the Employer may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income



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Security Act of 1974, as amended, and maintained by the Employer, or under any established personnel practice or policy applicable to the Employee.

                  E. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

                  F. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which latter shall remain in full force and effect.

                  G. DISPUTE RESOLUTION. In the event of any dispute, claim, questions or disagreement arising from or relating to this Agreement or the breach thereof ("Dispute"), the parties hereto shall use their best efforts to resolve the Dispute in a manner satisfactory to both parties through consultation and negotiation with each other in good faith. If the Dispute cannot be resolved through direct negotiations within a period of sixty (60) days, the parties agree to attempt to settle the Dispute in an amicable manner by mediation before resorting to arbitration. Thereafter, any unresolved Dispute shall be resolved by arbitration. Any mediation or arbitration hereunder shall be conducted in Nashville, Tennessee, in accordance with the Commercial Mediation Rules or the Commercial Arbitration Rules, respectively, of the American Arbitration Association ("Association"), as in effect at the time of the mediation or arbitration. Unless the parties agree otherwise, such mediation or arbitration shall also be conducted under the auspices of, and administered by, the Association. If arbitration is used, and if the amount in controversy (including both claims and counterclaims) exceeds $50,000, then either party may demand (within 90 days after the case is initially opened by the Association) that the case be assigned to a panel of three neutral arbitrators who may act in all cases by absolute majority of three). The arbitrator(s) may award actual but not punitive damages and may award attorneys fees, discretionary costs (as that term is understood under the Federal Rules of Civil Procedure), and other expenses as the arbitrator(s) shall deem just and appropriate. Limited deposition and document production discovery shall be permitted. The arbitrator(s) shall issue the award or decision not later than 300 days after the Association first receives a demand for arbitration. Judgment under any award may be entered by any Court of competent jurisdiction under the Tennessee Arbitration Act, as the same shall be amended from time to time.

                  H. NO RIGHT OF SET-OFF, RECOUPMENT, ETC. There shall be no right of set-off, recoupment or counterclaim, in respect of any claim, debt or obligation against any payments to the Employee, her beneficiaries or estate provided for in this Agreement.

                  I. NO ADEQUATE REMEDY AT LAW. The Employer and the Employee recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Employer and the Employee hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

                  J. NON-ASSIGNABILITY. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this



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provision shall not preclude the Employee from designating one or more beneficiaries to receive any amount that may be payable after her death, and shall not preclude the legal representative of the Employee's estate from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy applicable to her estate.

                  K. CAPTIONS AND SECTION HEADINGS. Descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

                  L. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                  M. GOOD FAITH AND FAIR DEALING. The parties shall deal with each other fairly and in good faith.

                  N. AT WILL EMPLOYMENT STATUS. Nothing contained in this Agreement is intended to, or shall be deemed to, constitute an employment agreement or to otherwise guarantee Employee any right to continued employment with the Employer. Employee shall continue to be an "at will" employee of Employer and nothing herein shall be construed as a limitation on the right of Employer to terminate Employee's employment at any time, for any reason or for no reason.



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                  IN WITNESS WHEREOF, the Employee and the Employer (by action of its duly authorized officer) have executed this Agreement on the date first above written.





                                     CAPITAL BANK AND TRUST COMPANY



                                     By:   /s/  R. Rick Hart
                                         ---------------------------------------

                                     Its:   Chairman, President & CEO
                                           -------------------------------------



                                     CAPITAL BANCORP, INC.



                                     By:   /s/  R. Rick Hart
                                         ---------------------------------------

                                     Its:   Chairman, President & CEO
                                          --------------------------------------





                                     EMPLOYEE:



                                       /s/   Sally P.Kimble
                                     -------------------------------------------
                                     Sally P. Kimble